UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2025

Date of Report (Date of earliest event reported)

AIRSHIP AI HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40222	93-4974766
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8210 154th Ave NE Redmond, WA	98052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 462-4250

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AISP	The Nasdaq Stock Market LLC
Warrants	AISPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Airship AI Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders on December 11, 2025. The results of the Annual Meeting are set forth below.

As of October 20, 2025, the record date, there were 34,175,563 shares of common stock outstanding eligible to vote at the meeting. Proxies representing 23,734,736 shares were received, or approximately 69.4% of the shares issued and outstanding and entitled to vote at the meeting; therefore, a quorum was present.

Each of the matters considered at the meeting was described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on October 27, 2025.

Proposal No. 1 – To elect five directors to serve on the Board until the 2026 Annual Meeting of Stockholders.

The five director nominees proposed by the Company’s Board of Directors were each re-elected to serve on the Board until the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The final voting results for each nominee were as follows:

Election of Directors - Victor Huang	For	15,647,164
	Withheld	1,463,310
	Broker Non-Votes	6,624,262
Election of Directors - Derek Xu	For	16,507,200
	Withheld	603,274
	Broker Non-Votes	6,624,262
Election of Directors - Peeyush Ranjan	For	14,764,862
	Withheld	2,345,612
	Broker Non-Votes	6,624,262
Election of Directors - Louis Lebedin	For	16,143,929
	Withheld	966,545
	Broker Non-Votes	6,624,262
Election of Directors - Amit Mital	For	16,209,742
	Withheld	900,732
	Broker Non-Votes	6,624,262

Proposal No. 2 – To ratify the appointment of BPM, LLP of Santa Rosa, CA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025

Stockholders voted to ratify the appointment of BPM, LLP of Santa Rosa, CA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results were as follows:

Ratification of BPM LLP as the independent registered	For	23,115,984
public accounting firm	Against	495,976
	Withheld	122,775

Proposal No. 3 – To approve an amendment to the Airship AI Holdings, Inc. 2023 Amended and Restated Equity Incentive Plan, to increase the number of shares of the Company’s common stock authorized for issuance pursuant to awards granted under the plan by 2,000,000 shares

Stockholders voted to approve an amendment to the Equity Incentive Plan, to increase the number of shares of the Company’s common stock authorized for issuance pursuant to awards granted under the plan by 2,000,000 shares. The final voting results were as follows:

Approve the Airship AI Holdings, Inc. 2023 Amended and Restated	For	14,349,047
Equity Incentive Plan, to increase the number of shares of the	Against	2,699,517
Company’s common stock authorized for issuance pursuant to	Withheld	61,910
awards granted under the plan by 2,000,000 shares	Broker Non-Votes	6,624,262

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRSHIP AI HOLDINGS, INC.

Dated: December 12, 2025	By:	/s/ Victor Huang
	Name:	Victor Huang
	Title:	Chief Executive Officer

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